Prepaid Expenses	12 Months Ended
Jan. 31, 2022
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid Expenses

4.	Prepaid Expenses
The increase in prepaid expenses in the current year primarily relates to $3.2 million in directors and officers insurance purchased in August 2021, of which $1.8 million makes up the balance of prepaid expenses at January 31,
2022.